Exhibit 99.1

CONTACT:

Todd Branning

(908) 280-6019

AMNEAL REPORTS FOURTH QUARTER AND FULL YEAR 2019 FINANCIAL RESULTS

‒ Q4 2019 Net Revenue of $397 million; GAAP Loss per share of ($0.23); Net Loss of ($32 million) ‒

‒ Q4 2019 Adjusted EBITDA(1) of $81 million; Adjusted Diluted EPS (1) of $0.08 ‒

‒ Full Year Net Revenue of $1.63 billion; GAAP Loss per share of ($2.74); Net Loss of ($362 million) ‒

‒Full Year Adjusted EBITDA(1) of $356 million; Adjusted Diluted EPS (1) of $0.35 ‒

‒ Provides 2020 Financial Outlook ‒

BRIDGEWATER, NJ, February 26, 2020 - Amneal Pharmaceuticals, Inc. (NYSE: AMRX) (the “Company”) announced its results today for the fourth quarter and full year ended December 31, 2019.

Net revenue in the fourth quarter of 2019 was $397 million, a decrease of 20% compared to $498 million in the fourth quarter of 2018, primarily due to lower Generics business revenue. Net loss attributable to Amneal Pharmaceuticals, Inc. was $32 million in the fourth quarter of 2019 compared to a net loss of $9 million in the prior year period, due to lower revenue and lower gross margins partially offset by a decline in restructuring and intangible impairment charges. Diluted EPS in the fourth quarter of 2019 was a loss of $0.23 compared to a loss of $0.07 in the prior year period.

Adjusted net income(1) in the fourth quarter of 2019 was $23 million, a decrease of 77% compared to the prior year period. Adjusted EBITDA(1) in the fourth quarter of 2019 was $81 million, a decrease of 57% compared to the prior year period, due to lower revenue and lower gross margins, partially offset by lower operating expenses as a result of cost savings initiatives. Adjusted diluted EPS in the fourth quarter of 2019 was $0.08, compared to $0.33 for the prior year period.

“Since our return as Co-CEOs last August, we have made significant progress reinvigorating our business and taking the necessary actions to support growth in 2020 and beyond,” said Chirag and Chintu Patel, Co-Chief Executive Officers. “2019 was a transition year, but we entered 2020 with strong momentum driven by our team’s relentless focus on execution and addressing inefficiencies across the business. Our execution was highlighted by 30 new awards across our base Generics portfolio and 15 new product launches since August, including two key complex first-to-market launches. Our Specialty business drove impressive growth for our key marketed products, we continued work to expand our pipeline and launched an aggressive strategy to identify near-term opportunities to grow our franchises. We also delivered on our promise to diversify our business with the AvKARE transaction - enhancing our government distribution business and unit dose capabilities - and broadening our geographic reach with our license and supply agreement with Fosun Pharma to supply products for the growing Chinese market. These achievements are helping to propel our 2020 focus and we are confident Amneal is well-positioned to drive long-term growth and value for all our stakeholders in 2020 and beyond.”

(1) See “Non-GAAP Financial Measures” below.

2020 Financial Outlook

Amneal’s full year 2020 estimates, which include the impact of our January 31, 2020 transaction with AvKARE, Inc. and its related affiliate doing business as R&S Northeast LLC, are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, the costs incurred and benefits realized of restructuring activities and the anticipated timing of future product launches and events. The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable GAAP measures without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for 2020.

Full Year 2020 Financial Guidance
Net revenue	$1,875 million - $1,975 million
Adjusted gross margin	44% - 46%
Adjusted EBITDA (14)	$400 million - $450 million
Adjusted diluted EPS (15)	$0.45 - $0.60
Operating cash flow	$150 million - $200 million
Capital expenditures	$60 million - $70 million
Weighted average diluted shares outstanding (16)	Approximately 300 million

(14) Includes 100% of EBITDA from the AvKARE and R&S Northeast transaction.

(15) Accounts for 35% non-controlling interest in AvKARE and R&S Northeast.

(16) Assumes the weighted average diluted shares outstanding of Class A and Class B shares under the if-converted method.

Conference Call Information

Amneal will hold a conference call on February 26, 2020 at 8:30 a.m. Eastern Time to discuss its results. The call and presentation can also be accessed via a live Webcast through the Investors section of Amneal’s Web site at https://investors.amneal.com/investor-relations , or directly at https://event.on24.com/wcc/r/2151439/4C4EB837C71C6C5471232024C3FDFD00.  The number to call from within the United States is (844) 746-0741 and (412) 317-5273 internationally. A replay of the conference call will be available shortly after the call for a period of seven days. To access the replay, dial (877) 344-7529 (in the U.S.) and (412) 317-0088 (international callers). The access code for the replay is 10138831.

Amneal Pharmaceuticals, Inc.

Consolidated Statements of Operations

(Unaudited; In thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net revenue	$397,328	$497,528	$1,626,373	$1,662,991
Cost of goods sold	273,373	304,120	1,147,214	938,773
Cost of goods sold impairment charges	13,721	—	126,162	7,815
Gross profit	110,234	193,408	352,997	716,403
Selling, general and administrative	74,084	71,236	289,598	227,846
Research and development	48,050	57,297	188,049	194,190
In-process research and development impairment charges	450	38,609	46,619	39,259
Acquisition, transaction-related and integration expenses	3,706	4,945	16,388	221,818
Restructuring and other charges	4,412	14,104	34,345	56,413
(Gains) charges related to legal matters, net	(2,308)	(19,300)	12,442	(19,711)
Intellectual property legal development expenses	4,975	3,237	14,238	16,261
Operating (loss) income	(23,135)	23,280	(248,682)	(19,673)
Other (expense) income:
Interest expense, net	(38,829)	(42,880)	(168,205)	(143,571)
Foreign exchange gain (loss)	4,722	2,817	(4,962)	(19,701)
Loss on extinguishment of debt	—	—	—	(19,667)
Gain (loss) on sale of international businesses	328	(146)	7,258	(2,958)
Gain from reduction of tax receivable agreement liability	—	1,665	192,884	1,665
Other (expense) income	(197)	458	1,465	1,183
Total other (expense) income, net	(33,976)	(38,086)	28,440	(183,049)
Loss before income taxes	(57,111)	(14,806)	(220,242)	(202,722)
Provision for (benefit from) income taxes	7,792	5,524	383,331	(1,419)
Net loss	(64,903)	(20,330)	(603,573)	(201,303)
Less: Net loss attributable to Amneal Pharmaceuticals LLC pre-Combination	—	—	—	148,806
Less: Net loss attributable to non-controlling interests	32,775	11,562	241,656	32,753
Net loss attributable to Amneal Pharmaceuticals, Inc. before accretion of redeemable non-controlling interest	(32,128)	(8,768)	(361,917)	(19,744)
Accretion of redeemable non-controlling interest	—	—	—	(1,176)
Net loss attributable to Amneal Pharmaceuticals, Inc.	$(32,128)	$(8,768)	$(361,917)	$(20,920)

Net loss per share attributable to Amneal Pharmaceuticals, Inc.'s common stockholders:
Class A and Class B-1 basic and diluted	$(0.23)	$(0.07)	$(2.74)	$(0.16)

Weighted-average common shares outstanding:
Class A and Class B-1 basic and diluted	141,853	127,343	132,106	127,252

Amneal Pharmaceuticals, Inc.

Condensed Consolidated Balance Sheets

(Unaudited; In thousands)

	December 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$151,197	$213,394
Restricted cash	1,625	5,385
Trade accounts receivable, net	604,390	481,495
Inventories	381,067	457,219
Prepaid expenses and other current assets	70,164	128,321
Related party receivables	1,767	830
Total current assets	1,210,210	1,286,644
Property, plant and equipment, net	477,997	544,146
Goodwill	419,504	426,226
Intangible assets, net	1,382,753	1,654,969
Deferred tax asset, net	—	373,159
Operating lease right-of-use assets	53,344	—
Operating lease right-of-use assets - related party	16,528	—
Financing lease right-of-use assets - related party	61,284	—
Other assets	44,270	67,592
Total assets	$3,665,890	$4,352,736
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$507,483	$514,440
Current portion of long-term debt, net	21,479	21,449
Current portion of operating lease liabilities	11,874	—
Current portion of operating and financing lease liabilities - related party	3,601	—
Current portion of financing obligation - related party	—	266
Related party payables	5,969	17,695
Total current liabilities	550,406	553,850
Long-term debt, net	2,609,046	2,630,598
Financing obligations - related party	—	39,083
Deferred income taxes	—	1,178
Liabilities under tax receivable agreement	—	192,884
Operating lease liabilities	43,135	—
Operating lease liabilities - related party	15,469	—
Financing lease liabilities - related party	61,463	—
Other long-term liabilities	39,583	38,780
Total long-term liabilities	2,768,696	2,902,523
Total stockholders' equity	346,788	896,363
Total liabilities and stockholders' equity	$3,665,890	$4,352,736

Amneal Pharmaceuticals, Inc.

Consolidated Statements of Cash Flows

(Unaudited; In thousands)

	Twelve Months Ended December 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(603,573)	$(201,303)
Adjustments to reconcile net loss to net cash provided by operating activities:
Gain from reduction of tax receivable agreement liability	(192,884)	(1,665)
Depreciation and amortization	207,235	137,403
Amortization of Levothyroxine Transition Agreement asset	36,393	10,423
Unrealized foreign currency loss	7,342	18,582
Amortization of debt issuance costs	6,478	5,859
Loss on extinguishment of debt	—	19,667
(Gain) loss on sale of international businesses, net	(7,258)	2,958
Intangible asset impairment charges	172,781	47,074
Non-cash restructuring and asset-related charges	12,459	11,295
Deferred tax provision (benefit)	371,716	(9,439)
Stock-based compensation and PPU expense	21,679	167,597
Inventory provision	82,245	44,539
Other operating charges and credits, net	7,309	(1,866)
Changes in assets and liabilities:
Trade accounts receivable, net	(132,726)	89,084
Inventories	(20,393)	(42,021)
Prepaid expenses, other current assets and other assets	38,870	8,775
Related party receivables	(939)	10,928
Accounts payable, accrued expenses and other liabilities	(10,257)	(53,547)
Related party payables	5,228	(14,113)
Net cash provided by operating activities	1,705	250,230
Cash flows from investing activities:
Purchases of property, plant and equipment	(47,181)	(83,088)
Acquisition of product rights and licenses	(50,250)	(14,000)
Acquisitions, net of cash acquired	—	(324,634)
Proceeds from surrender of corporate owned life insurance	43,017	—
Proceeds from sales of property, plant and equipment	—	25,344
Proceeds from sale of international businesses, net of cash sold	34,834	—
Net cash used in investing activities	(19,580)	(396,378)
Cash flows from financing activities:
Payments of deferred financing costs and debt extinguishment costs	—	(54,955)
Proceeds from issuance of debt	—	1,325,383
Payments of principal on debt and capital leases	(27,000)	(617,051)
Net payments on revolving credit line	—	(75,000)
Payments of principal on financing obligation - related party	—	(243)
Proceeds from exercise of stock options	1,400	3,797
Employee payroll tax withholding on restricted stock unit vesting	(926)	—
Equity contributions	—	27,742
Capital contribution from non-controlling interest	—	360
Acquisition of redeemable non-controlling interest	—	(11,775)
Acquisition of non-controlling interest	(3,543)	—
Tax distribution to non-controlling interest	(13,494)	(35,543)
Distributions to members	—	(182,998)
Payments of principal on financing lease - related party	(2,270)	—
Repayment of related party notes	—	(92,042)
Net cash (used in) provided by financing activities	(45,833)	287,675
Effect of foreign exchange rate on cash	(2,249)	(670)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(65,957)	140,857
Cash, cash equivalents, and restricted cash - beginning of period	218,779	77,922
Cash, cash equivalents, and restricted cash - end of period	$152,822	$218,779
Cash and cash equivalents - end of period	$151,197	$213,394
Restricted cash - end of period	1,625	5,385
Cash, cash equivalents, and restricted cash - end of period	$152,822	$218,779

Amneal Pharmaceuticals, Inc.

Generics Operating Results

(Unaudited; In thousands)

Generics	Three Months Ended December 31,
	2019	2018
Net revenue - Generics	$300,281	$410,897
Cost of goods sold	224,708	263,002
Cost of goods sold impairment charges	13,721	—
Gross profit	61,852	147,895
Selling, general, and administrative	16,100	16,572
Research and development	42,281	53,650
In-process research and development impairment charges	450	38,609
Restructuring and other charges	2,900	12,031
Gains related to legal matters, net	(2,308)	(19,300)
Intellectual property legal development expenses	4,975	3,263
Acquisition, integration and transaction related expenses	547	—
Operating (loss) income	$(3,093)	$43,070

Gross margin	20.6%	36.0%
Adjusted gross profit (Non-GAAP) (2)	$99,770	$185,268
Adjusted gross margin (Non-GAAP) (3)	33.2%	45.1%
Adjusted operating income (Non-GAAP)	$48,740	$150,166

(1)	See “Non-GAAP Financial Measures” below.
(2)	Adjusted gross profit is calculated as net revenue less adjusted cost of goods sold. See Non-GAAP reconciliations below for calculation of adjusted cost of goods sold.
(3)	Adjusted gross margin is calculated as adjusted gross profit divided by net revenue. See “Non-GAAP Financial Measures” below.

Amneal Pharmaceuticals, Inc.

Reconciliation of Generics Operating (Loss) Income to Generics Combined Operating (Loss) Income

(Unaudited; In thousands)

Generics	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue - Generics	$1,308,843	$—	$1,308,843	$1,439,031	$102,237	$1,541,268
Cost of goods sold	984,782	—	984,782	835,181	122,761	957,942
Cost of goods sold impairment charges	119,145	—	119,145	7,815	—	7,815
Gross profit	204,916	—	204,916	596,035	(20,524)	575,511
Selling, general, and administrative	68,883	—	68,883	68,426	7,334	75,760
Research and development	172,196	—	172,196	183,412	13,623	197,035
In-process research and development impairment charges	46,619	—	46,619	39,259	—	39,259
Restructuring and other charges	20,101	—	20,101	33,943	—	33,943
Charges (gains) related to legal matters, net	12,442	—	12,442	(22,300)	89,159	66,859
Intellectual property legal development expenses	13,193	—	13,193	15,772	23	15,795
Acquisition, integration and transaction related expenses	4,633	—	4,633	114,622	—	114,622
Operating (loss) income	$(133,151)	$—	$(133,151)	$162,901	$(130,663)	$32,238

Gross margin	15.7%	—%	15.7%	41.4%	(20.1)%	37.3%
Adjusted gross profit (Non-GAAP) (2)	$464,270	$—	$464,270	$712,839	$3,246	$716,085
Adjusted gross margin (Non-GAAP) (3)	35.5%	—%	35.5%	49.5%	3.2%	46.5%
Adjusted operating income (Non-GAAP)	$250,000	$—	$250,000	$489,740	$(16,752)	$472,988

(1)	See “Non-GAAP Financial Measures” below.
(2)

Adjusted gross profit is calculated as net revenue less adjusted cost of goods sold or combined net revenue less adjusted combined cost of goods sold, as applicable. See Non-GAAP reconciliations below for calculation of adjusted cost of goods sold.

(3)

Adjusted gross margin is calculated as adjusted gross profit divided by net revenue or adjusted combined gross profit divided by combined net revenue, as applicable. See “Non-GAAP Financial Measures” below.

Generics net revenue was $300 million in the fourth quarter of 2019 compared to $411 million for the prior year period.  The decrease is primarily attributable to price erosion due to additional competition on our existing portfolio, the reclassification of Oxymorphone HCI to the Specialty segment in the third quarter of 2019 and the divestiture of international businesses in the U.K. and Germany.  The decrease was partially offset by new product launches in 2019, which included EluRyng (Generic NuvaRing) and Sucralfate.

Generics gross margin for the fourth quarter of 2019 was 21% compared to 36% for the prior year period. The decrease is primarily related to impairment and inventory obsolescence charges, and the impact of price erosion. Generics adjusted gross margin(1) for the fourth quarter of 2019 was 33% compared to 45% for the prior year period primarily due to price erosion, product sales mix, an increase in inventory obsolescence charges and the impact of volume declines period over period leading to underutilization of manufacturing facilities.

Generics operating loss for the fourth quarter of 2019 was $3 million compared to operating income of $43 million for the prior year period. The decrease is primarily due to lower revenue and gross profit as noted above, and an increase in impairment charges. Generics adjusted operating income(1) for the fourth quarter of 2019 was $49 million compared to $150 million for the prior year period primarily due to lower revenue and lower gross profit, partially offset by lower operating expenses as a result of cost savings initiatives.

Amneal Pharmaceuticals, Inc.

Specialty Operating Results

(Unaudited; In thousands)

Specialty	Three Months Ended December 31,
	2019	2018
Net revenue - Specialty:
Rytary®	$39,235	$42,680
Unithroid®	12,309	10,758
Zomig®	15,458	18,308
All other specialty products	30,045	14,885
Total net revenue - Specialty	97,047	86,631
Cost of goods sold	48,665	41,118
Gross profit	48,382	45,513
Selling, general, and administrative	21,960	16,200
Research and development	5,769	3,647
Intellectual property legal development expenses	—	(26)
Restructuring and other charges	—	1,682
Acquisition, integration and transaction related expenses	2,641	—
Operating income	$18,012	$24,010

Gross margin	49.9%	52.5%
Adjusted gross profit (Non-GAAP) (2)	$73,077	$70,058
Adjusted gross margin (Non-GAAP) (3)	75.3%	80.9%
Adjusted operating income (Non-GAAP)	$45,880	$50,600

(1)	See “Non-GAAP Financial Measures” below.
(2)	Adjusted gross profit is calculated as net revenue less adjusted cost of goods sold. See Non-GAAP reconciliations below for calculation of adjusted cost of goods sold.
(3)	Adjusted gross margin is calculated as adjusted gross profit divided by net revenue. See “Non-GAAP Financial Measures” below.

Amneal Pharmaceuticals, Inc.

Reconciliation of Specialty Operating Income to Specialty Combined Operating Income

(Unaudited; In thousands)

Specialty	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue - Specialty:
Rytary®	$134,773	$—	$134,773	$95,541	$35,086	$130,627
Unithroid®	41,089	—	41,089	23,011	9,716	32,727
Zomig®	54,980	—	54,980	43,111	14,411	57,522
All other specialty products	86,688	—	86,688	62,297	37,032	99,329
Total net revenue - Specialty	317,530	—	317,530	223,960	96,245	320,205
Cost of goods sold	162,432	—	162,432	103,592	26,731	130,323
Cost of goods sold impairment charges	7,017	—	7,017	—	—	—
Gross profit	148,081	—	148,081	120,368	69,514	189,882
Selling, general, and administrative	79,665	—	79,665	49,465	27,942	77,407
Research and development	15,853	—	15,853	10,778	3,664	14,442
Intellectual property legal development expenses	1,045	—	1,045	489	—	489
Restructuring and other charges	391	—	391	4,076	—	4,076
Charges related to legal matters, net	—	—	—	—	940	940
Acquisition, integration and transaction related expenses	8,346	—	8,346	—	—	—
Operating income	$42,781	$—	$42,781	$55,560	$36,968	$92,528

Gross margin	46.6%	—%	46.6%	53.7%	72.2%	59.3%
Adjusted gross profit (Non-GAAP) (2)	$247,267	$—	$247,267	$178,022	$75,626	$253,648
Adjusted gross margin (Non-GAAP) (3)	77.9%	—%	77.9%	79.5%	78.6%	79.2%
Adjusted operating income (Non-GAAP)	$154,825	$—	$154,825	$118,127	$45,144	$163,271

(1)	See “Non-GAAP Financial Measures” below.
(2)

Adjusted gross profit is calculated as net revenue less adjusted cost of goods sold or combined net revenue less adjusted combined cost of goods sold, as applicable. See Non-GAAP reconciliations below for calculation of adjusted cost of goods sold.

(3)

Adjusted gross margin is calculated as adjusted gross profit divided by net revenue or adjusted combined gross profit divided by combined net revenue, as applicable. See “Non-GAAP Financial Measures” below.

Specialty net revenue was $97 million in the fourth quarter of 2019 compared to $87 million for the prior year period, primarily due to the reclassification of Oxymorphone HCI to the Specialty segment during the third quarter of 2019, and higher revenue from Unithroid®.

Specialty gross margin for the fourth quarter of 2019 was 50% compared to 53% for the prior year period primarily due to product sales mix. Specialty adjusted gross margin(1) for the fourth quarter of 2019 was 75% compared to 81% for the prior year period primarily due to the addition of lower margin Oxymorphone HCI as noted above.

Specialty operating income for the fourth quarter of 2019 was $18 million compared to $24 million for the prior year period, primarily due to higher cost of goods sold and operating expenses.  Specialty adjusted operating income(1) for the fourth quarter of 2019 was $46 million compared to $51 million for the prior year period primarily due to the higher cost of goods sold and selling, general and administrative expenses.

Corporate and Other Information

(Unaudited; In thousands)

				Three Months Ended December 31,
				2019		2018
General and administrative expense				$	36,024	$	38,464
Acquisition, transaction-related and integration expenses					518		4,945
Restructuring and other charges					1,512		391
Total general, administrative and other operating expenses				$	38,054	$	43,800

	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:		(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini		Combined
General and administrative expense	$141,050	$—	$141,050	$109,955	$	28,737	$138,692
Acquisition, transaction-related and integration expenses	3,409	—	3,409	107,196		10,925	118,121
Restructuring and other charges	13,853	—	13,853	18,394		5,123	23,517
Charges related to legal matters, net	—	—	—	2,589		—	2,589
Total general, administrative and other operating expenses	$158,312	$—	$158,312	$238,134	$	$44,785	$282,919

General and administrative and other operating expenses in the fourth quarter of 2019 decreased to $38 million compared to $44 million in the prior year period. The decrease is primarily due to synergies associated with the combination with Impax and the Gemini acquisition including lower acquisition, transaction-related and integration expenses, partially offset by restructuring and other charges relating to recent cost savings initiatives.

About Amneal

Amneal Pharmaceuticals, Inc. (NYSE: AMRX), headquartered in Bridgewater, NJ, is a fully-integrated pharmaceutical company focused on the development, manufacturing and distribution of generic and specialty drug products. The Company has manufacturing operations in North America, Asia, and Europe, working together to bring high-quality medicines to patients primarily within the United States.

Amneal has an extensive portfolio of more than 225 marketed commercial products and is expanding its portfolio to include complex dosage forms, including biosimilars, in a broad range of therapeutic areas. The Company also markets a portfolio of branded pharmaceutical products through its Specialty segment focused principally on central nervous system and endocrine disorders. For more information, visit https://www.amneal.com.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including adjusted EBITDA, adjusted net income, adjusted net income per diluted share, adjusted gross profit, adjusted gross margin and adjusted operating income, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. In addition, this release includes these non-GAAP measures and our reported results on a non-GAAP combined basis to include the historical results of Impax and Gemini, not adjusted for financing and acquisition accounting impacts of the combination with Impax, as if the transaction closing dates had occurred on the first day of all periods presented herein. All combined business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X. The calculation of non-GAAP adjusted diluted earnings per share assumes the conversion of all outstanding shares of Class B Common Stock to shares of Class A Common Stock.

Management uses these non-GAAP historical and combined measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results, and doing so on a combined basis facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, the combined results may not represent what our combined results of operations and financial position would have been had the transactions occurred on the dates indicated, nor are they intended to project our combined results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, diluted earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below.

Safe Harbor Statement

Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, including, among other things, future operating results and financial performance, product development and launches, integration strategies and resulting cost reduction, market position and business strategy. Words such as “may,” “will,” “could,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “assume,” “continue,” and similar words are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Amneal Pharmaceuticals, Inc. (the “Company”). Such risks and uncertainties include, but are not limited to: the risk that our goodwill may become impaired, which could adversely affect our financial condition and results of operations, our ability to integrate the operations of Amneal Pharmaceuticals LLC and Impax Laboratories, LLC pursuant to the business combination completed on May 4, 2018, and our ability to realize the anticipated synergies and other benefits of the combination with Impax; the impact of global economic conditions; our ability to successfully develop, license, acquire and commercialize new products on a timely basis; our ability to obtain exclusive marketing rights for our products; the competition we face in the pharmaceutical industry from brand and generic drug product companies, and the impact of that competition on our ability to set prices; our ability to manage our growth through acquisitions and otherwise; our dependence on the sales of a limited number of products for a substantial portion of our total revenues; the risk of product liability and other claims against us by consumers and other third parties; risks related to changes in the regulatory environment, including United States federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws; changes to FDA product approval requirements; risks related to federal regulation of arrangements between manufacturers of branded and generic products; the impact of healthcare reform and changes in coverage and reimbursement levels by governmental authorities and other third-party payers; the continuing trend of consolidation of certain customer groups; our reliance on certain licenses to proprietary technologies from time to time; our dependence on third-party suppliers and distributors for raw materials for our products and certain finished goods; our dependence on third-party agreements for a portion of our product offerings; our ability to identify and make acquisitions of or investments in complementary businesses and products on advantageous terms; legal, regulatory and legislative efforts by our brand competitors to deter competition from our generic alternatives; the significant amount of resources we expend on research and development; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; and the high concentration of ownership of our Class A Common Stock and the fact that we are controlled by the Amneal Group. A further list and descriptions of these risks, uncertainties and other factors can be found in the Company’s most recently filed Annual Report on Form 10-K, as supplemented by any subsequently filed Quarterly Reports on Form 10-Q. Copies of these filings are available online at www.sec.gov, www.amneal.com or on request from the Company.

Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.

Amneal Pharmaceuticals, Inc.

Reconciliation of Non-GAAP Combined Results of Operations

(Unaudited; In thousands)

	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue:
Generics	$1,308,843	$—	$1,308,843	$1,439,031	$102,237	$1,541,268
Specialty	317,530	—	317,530	223,960	96,245	320,205
Total net revenue	1,626,373	—	1,626,373	1,662,991	198,482	1,861,473
Cost of goods sold	1,147,214	—	1,147,214	938,773	149,492	1,088,265
Cost of goods sold impairment charges	126,162	—	126,162	7,815	—	7,815
Gross profit	352,997	—	352,997	716,403	48,990	765,393
Selling, general and administrative	289,598	—	289,598	227,846	64,013	291,859
Research and development	188,049	—	188,049	194,190	17,287	211,477
In-process research and development impairment charges	46,619	—	46,619	39,259	—	39,259
Acquisition, transaction-related and integration expenses	16,388	—	16,388	221,818	10,925	232,743
Restructuring and other charges	34,345	—	34,345	56,413	5,123	61,536
Charges (gains) related to legal matters, net	12,442		12,442	(19,711)	90,099	70,388
Intellectual property legal development expenses	14,238	—	14,238	16,261	23	16,284
Operating loss	(248,682)	—	(248,682)	(19,673)	(138,480)	(158,153)
Other income (expense):
Interest expense, net	(168,205)	—	(168,205)	(143,571)	(18,231)	(161,802)
Foreign exchange (loss) gain, net	(4,962)	—	(4,962)	(19,701)	921	(18,780)
Loss on extinguishment of debt	—	—	—	(19,667)	—	(19,667)
Gain (loss) on sale of international businesses	7,258	—	7,258	(2,958)	—	(2,958)
Gain from reduction of tax receivable agreement liability	192,884	—	192,884	1,665	—	1,665
Other income (expense)	1,465	—	1,465	1,183	(638)	545
Total other income (expense), net	28,440	—	28,440	(183,049)	(17,948)	(200,997)
Loss before income taxes	(220,242)	—	(220,242)	(202,722)	(156,428)	(359,150)
Provision for (benefit from) income taxes	383,331	—	383,331	(1,419)	(6,273)	(7,692)
Net loss	(603,573)	—	(603,573)	(201,303)	$(150,155)	$(351,458)
Less: Net loss attributable to Amneal Pharmaceuticals LLC pre-Combination	—	—	—	148,806
Less: Net loss attributable to non-controlling interests	241,656	—	241,656	32,753
Accretion of redeemable non-controlling interest	—	—	—	(1,176)
Net loss attributable to Amneal Pharmaceuticals, Inc.	$(361,917)	$—	$(361,917)	$(20,920)

Amneal Pharmaceuticals, Inc.

Non-GAAP Reconciliations

(Unaudited; In thousands)

Reconciliations of Cost of Goods Sold to Adjusted Cost of Goods Sold

Generics				Three Months Ended December 31,
				2019		2018
Cost of goods sold				$	224,708	$263,002
Cost of goods sold impairment charges					13,721	—
Adjusted to deduct:
Amortization					15,483	10,030
Inventory related charges (5)					3,089	3,620
Acquisition and site closure expenses (6)					4,715	12,384
Asset impairment charges (7)					13,721	510
Stock-based compensation expense					910	406
Amortization of upfront payment (9)					—	10,423
Adjusted cost of goods sold (Non-GAAP)					$200,511	$225,629

Generics	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$984,782	$—	$984,782	$835,181	$122,761	$957,942
Cost of goods sold impairment charges	119,145	—	119,145	7,815	—	7,815
Adjusted to deduct:
Amortization	51,783	—	51,783	23,940	13,823	37,763
Inventory related charges (5)	22,828	—	22,828	45,615	9,894	55,509
Acquisition and site closure expenses (6)	25,151	—	25,151	27,619	—	27,619
Asset impairment charges (7)	119,145	—	119,145	8,401	53	8,454
Stock-based compensation expense	3,030	—	3,030	806	—	806
Amortization of upfront payment (9)	36,393	—	36,393	10,423	—	10,423
Other	1,024	—	1,024	—	—	—
Adjusted cost of goods sold (Non-GAAP)	$844,573	$—	$844,573	$726,192	$98,991	$825,183

Specialty				Three Months Ended December 31,
				2019		2018
Cost of goods sold				$	48,665	$41,118
Adjusted to deduct:
Amortization					24,695	18,848
Inventory related charges (5)					—	5,697
Adjusted cost of goods sold (Non-GAAP)				$	23,970	$16,573

Specialty	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$162,432	$—	$162,432	$103,592	$26,731	$130,323
Cost of goods sold impairment charges	7,017	—	7,017	—	—	—
Adjusted to deduct:
Amortization	92,169	—	92,169	49,047	6,112	55,159
Asset impairment charges (7)	7,017	—	7,017	—	—	—
Inventory related charges (5)	—	—	—	8,607	—	8,607
Adjusted cost of goods sold (Non-GAAP)	$70,263	$—	$70,263	$45,938	$20,619	$66,557

Amneal Pharmaceuticals, Inc.

Non-GAAP Reconciliations

(Unaudited; In thousands)

Reconciliations of Generics Operating (Loss) Income to Adjusted Operating Income

Generics				Three Months Ended December 31,
				2019		2018
Operating (loss) income				$	(3,093)	$	43,070
Adjusted to add (deduct):
Acquisition and site closure expenses (6)					6,028		20,905
Amortization					15,483		10,030
Inventory related charges (5)					5,938		3,620
Stock-based compensation expense					2,588		1,926
Asset impairment charges (7)					14,655		39,119
Restructuring and other charges (8)					2,900		12,031
Gains related to legal matters, net (10)					(2,409)		(97)
Amortization of upfront payment (9)					—		10,423
R&D milestone payment					6,650		5,300
Other					—		3,839
Adjusted operating income (Non-GAAP)				$	48,740	$	150,166

Generics	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:		(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini		Combined
Operating (loss) income	$(133,151)	$—	$(133,151)	$162,901	$	(130,663)	$32,238
Adjusted to add (deduct):
Acquisition and site closure expenses (6)	41,639	—	41,639	150,762		—	150,762
Amortization	51,783	—	51,783	23,940		13,823	37,763
Inventory related charges (5)	25,677	—	25,677	45,615		9,894	55,509
Stock-based compensation expense	11,943	—	11,943	3,348		982	4,330
Asset impairment charges (7)	166,396	—	166,396	47,660		53	47,713
Restructuring and other charges (8)	20,101	—	20,101	33,943		—	33,943
Charges (gains) related to legal matters, net (10)	12,591	—	12,591	(97)		89,159	89,062
Amortization of upfront payment (9)	36,393	—	36,393	10,423		—	10,423
R&D milestone payment	16,579	—	16,579	8,000		—	8,000
Other	49	—	49	3,245		—	3,245
Adjusted operating income (Non-GAAP)	$250,000	$—	$250,000	$489,740	$	(16,752)	$472,988

Amneal Pharmaceuticals, Inc.

Non-GAAP Reconciliations

(Unaudited; In thousands)

Reconciliations of Specialty Operating Income to Adjusted Operating Income

Specialty				Three Months Ended December 31,
				2019		2018
Operating income				$	18,012	$	24,010
Adjusted to add:
Amortization					24,695		18,848
Inventory related charges (5)					—		5,697
Acquisition and site closure expenses (6)					2,641		189
Stock-based compensation expense					532		11
Restructuring and other charges (8)					—		1,682
Other					—		163
Adjusted operating income (Non-GAAP)				$	45,880	$	50,600

Specialty	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:		(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini		Combined
Operating income	$42,781	$—	$42,781	$55,560	$	36,968	$92,528
Adjusted to add:
Amortization	92,169	—	92,169	49,047		6,112	55,159
Inventory related charges (5)	—	—	—	8,607		—	8,607
Acquisition and site closure expenses (6)	10,969	—	10,969	189		—	189
Stock-based compensation expense	1,498	—	1,498	11		1,124	1,135
Restructuring and other charges (8)	391	—	391	4,076		—	4,076
Charges related to legal matters, net	—	—	—	—		940	940
Asset impairment charges (7)	7,017	—	7,017	—		—	—
Other	—	—	—	637		—	637
Adjusted operating income (Non-GAAP)	$154,825	$—	$154,825	$118,127	$	45,144	$163,271

Amneal Pharmaceuticals, Inc.

Non-GAAP Reconciliations

(Unaudited; In thousands, except per share amounts)

Reconciliation of Net Loss to Adjusted Net Income and Calculation of Adjusted Diluted EPS

	Three Months Ended December 31,
	2019	2018
Net loss	$(64,903)	$(20,330)
Adjusted to add (deduct):
Non-cash interest	1,629	$1,640
GAAP Income tax expense	7,792	$5,524
Gain from reduction of tax receivable agreement liability (4)	—	$(1,665)
Amortization	40,178	$28,878
Stock-based compensation expense	5,013	$3,606
Acquisition and site closure expenses (6)	14,983	$28,966
Restructuring and other charges (8)	4,412	$14,104
Inventory related charges (5)	5,963	$9,317
Gains related to legal matters, net (10)	(2,409)	$(497)
Asset impairment charges (7)	14,655	$39,119
Amortization of upfront payment (9)	—	$10,423
Foreign exchange gain	(4,722)	$(2,817)
(Gain) loss on sale of international business (11)	(328)	$146
R&D milestone payments	6,650	$5,300
Other	342	$5,077
Income tax at 21%	(6,138)	$(26,626)
Net income attributable to NCI not associated with our Class B shares	(113)	(189)
Adjusted net income (Non-GAAP)	$23,004	$99,976
Adjusted diluted EPS (Non-GAAP) (12)	$0.08	$0.33

(12)

For the three months ended December 31, 2019, utilizes weighted average diluted shares outstanding of 299,298, which consists of Class A shares and Class B shares under the if-converted method. For the three months ended December 31, 2018, utilizes weighted average diluted shares outstanding of 299,345, which consists of Class A shares, Class B and Class B-1 shares under the if-converted method.

Amneal Pharmaceuticals, Inc.

Non-GAAP Reconciliations

(Unaudited; In thousands, except per share amounts)

Reconciliation of Net Loss to Combined Adjusted Net Income and Calculation of Adjusted Diluted EPS

	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net loss	$(603,573)	$—	$(603,573)	$(201,303)	$(150,155)	$(351,458)
Adjusted to add (deduct):
Non-cash interest	6,478	—	6,478	8,669	9,413	18,082
Gain from reduction of tax receivable agreement liability (4)	(192,884)	—	(192,884)	(1,665)	—	(1,665)
GAAP Income tax expense (benefit)	383,331	—	383,331	(1,419)	(6,273)	(7,692)
Amortization	143,952	—	143,952	72,987	19,935	92,922
Stock-based compensation expense	21,679	—	21,679	8,840	4,816	13,656
Acquisition and site closure expenses (6)	73,471	—	73,471	264,424	10,925	275,349
Restructuring and other charges (8)	34,345	—	34,345	56,413	5,123	61,536
Loss on extinguishment of debt	—	—	—	19,667	—	19,667
Inventory related charges (5)	25,702	—	25,702	54,222	9,894	64,116
Charges related to legal matters, net (10)	12,591	—	12,591	2,092	90,099	92,191
Asset impairment charges (7)	175,210	—	175,210	47,660	53	47,713
Amortization of upfront payment (9)	36,393	—	36,393	10,423	—	10,423
Foreign exchange loss (gain)	4,962	—	4,962	19,701	(921)	18,780
(Gain) loss on sale of international businesses, net (11)	(7,258)	—	(7,258)	2,958	—	2,958
R&D milestone payments	16,579	—	16,579	8,000	—	8,000
Other	578	—	578	5,732	1,953	7,685
Income tax at 21%	(27,621)	—	(27,621)	(79,485)	1,309	(78,176)
Net income attributable to NCI not associated with our Class B shares	(344)	—	(344)	(386)	—	(386)
Adjusted net income (Non-GAAP)	$103,591	$—	$103,591	$297,530	$(3,829)	$293,701
Adjusted diluted EPS (Non-GAAP) (13)			$0.35			$0.98

(13)

For the twelve months ended December 31, 2019, utilizes weighted average diluted shares outstanding of 299,194, which consists of Class A shares and Class B shares under the if-converted method. For the twelve months ended December 31, 2018, utilizes weighted average diluted shares outstanding of 299,328, which consists of Class A, Class B and Class B-1 shares under the if-converted method.

Amneal Pharmaceuticals, Inc.

Non-GAAP Reconciliations

(Unaudited, In thousands)

Reconciliations of Net Loss to EBITDA and Adjusted EBITDA

				Three Months Ended December 31,
				2019		2018
Net loss				$	(64,903)	$	(20,330)
Adjusted to add (deduct):
Interest expense, net					38,829		42,880
Income tax expense					7,792		5,524
Depreciation and amortization					54,303		47,494
EBITDA (Non-GAAP)				$	36,021	$	75,568
Adjusted to add (deduct):
Gain from reduction of tax receivable agreement liability (4)				$	—	$	(1,665)
Stock-based compensation expense					5,013		3,606
Acquisition and site closure expenses (6)					14,983		28,966
Restructuring and other charges (8)					4,412		14,104
Inventory related charges (5)					5,938		9,317
Gains related to legal matters, net (10)					(2,409)		(497)
Asset impairment charges (7)					14,655		39,119
Amortization of upfront payment (9)					—		10,423
Foreign exchange gain					(4,722)		(2,817)
(Gain) loss on sale of international businesses (11)					(328)		146
R&D milestone payments					6,650		5,300
Other					342		5,077
Adjusted EBITDA (Non-GAAP)				$	80,555	$	186,647

	Year Ended December 31, 2019			Year Ended December 31, 2018
		Add:	(Non-GAAP)		Add:		(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini		Combined
Net loss	$(603,573)	$—	$(603,573)	$(201,303)	$	(150,155)	$(351,458)
Adjusted to add (deduct):
Interest expense, net	168,205	—	168,205	143,571		18,231	161,802
Income tax expense (benefit)	383,331	—	383,331	(1,419)		(6,273)	(7,692)
Depreciation and amortization	207,235	—	207,235	137,405		24,900	162,305
EBITDA (Non-GAAP)	$155,198	$—	$155,198	$78,254	$	(113,297)	$(35,043)
Adjusted to add (deduct):
Gain from reduction of tax receivable agreement liability (4)	$(192,884)	$—	$(192,884)	$(1,665)	$	—	$(1,665)
Stock-based compensation expense	21,679	—	21,679	8,840		4,816	13,656
Acquisition and site closure expenses (6)	73,471	—	73,471	264,424		10,925	275,349
Restructuring and other charges (8)	34,345	—	34,345	56,413		5,123	61,536
Loss on extinguishment of debt	—	—	—	19,667		—	19,667
Inventory related charges (5)	25,677	—	25,677	54,222		9,894	64,116
Charges related to legal matters, net (10)	12,591	—	12,591	2,092		90,099	92,191
Asset impairment charges (7)	175,210	—	175,210	47,660		53	47,713
Amortization of upfront payment (9)	36,393	—	36,393	10,423		—	10,423
Foreign exchange loss (gain)	4,962	—	4,962	19,701		(921)	18,780
(Gain) loss on sale of international businesses, net (11)	(7,258)	—	(7,258)	2,958		—	2,958
R&D milestone payments	16,579	—	16,579	8,000		—	8,000
Other	(446)	—	(446)	5,732		653	6,385
Adjusted EBITDA (Non-GAAP)	$355,517	$—	$355,517	$576,721	$	7,345	$584,066

Amneal Pharmaceuticals, Inc.

Non-GAAP Reconciliations

(Unaudited; In thousands)

(4)	Gain from reduction of tax receivable agreement liability represents the reversal of the accrued liability associated with the Company’s deferred tax assets created at the Impax combination.

(5)

For the three and twelve months ended December 31, 2019, inventory related charges primarily represent inventory obsolescence resulting from new initiatives and policies adopted with our restructuring efforts. Inventory charges for the three months ended December 31, 2019 also includes a charge to write-down the net realizable value of our ranitidine-based product inventory to zero.  For the three and twelve months ended December 31, 2018, inventory related charges also include a reserve for an unfavorable supply arrangement and the amortization of the Impax inventory step-up to fair value in purchase accounting.

(6)

Acquisition and site closure expenses for all periods presented include costs related to (i) plant closure and redundant employee costs and (ii) third party costs associated with the combination of Impax and related integration including legal, investment banking, accounting and information technology. For the three and twelve months ended December 31, 2018, acquisition and site closure expenses also includes costs associated with the Impax sale of its Middlesex, NJ and Taiwan facilities.

(7)

Asset impairment charges for the three and twelve months ended December 31, 2019 are primarily associated with the write-off of in process research and development and intangible asset impairment charges primarily related to products acquired in the Impax combination.  Asset impairment charges for the year ended December 31, 2018 are primarily associated with the write-off of leasehold improvements in connection with the closing of our Hayward, CA facility.

(8)

For the twelve months ended December 31, 2019, restructuring and other charges are primarily associated with cash severance provided pursuant to our severance programs for employees at our Hauppauge, NY, Hayward, CA and other facilities as well as asset-related charges associated with the impairment of property, plant and equipment and the right of use asset associated with our Hauppauge, NY facility.  For the three months ended December 31, 2019, restructuring and other charges are primarily associated with cash severance provided pursuant to our severance programs for employees at our Hauppauge, NY facility.  For the three and twelve months ended December 31, 2018, restructuring and other charges includes employee separation costs associated with the consolidation of sites due to the Impax combination of Amneal and Impax, as well as the write-off of property, plant, and equipment at those sites.

(9)	Amortization of upfront payment represents the amortization of the upfront payment made to Lannett in connection with our Transition Agreement for Levothyroxine.

(10)

For the year ended December 31, 2019, charges (gains) related to legal matters, net are primarily associated with a settlement agreement with Teva Pharmaceuticals, Inc. regarding a matter associated with Impax prior to the Combination.  Charges (gains) related to legal matters, net for the year ended December 31, 2018 relate to an Impax litigation settlement charge and a settlement for claims with the plaintiffs in the class action antitrust suits related to Solodyn®.

(11)

For the year ended December 31, 2019 gain/loss on the sale of international business, net represents the gain from the sale of our Creo Pharma Holding Limited subsidiary, which comprised substantially all of the Company's operations in the United Kingdom partially offset by the loss from the sale of our Amneal Deutschland GmbH subsidiary, which comprised substantially all of the Company's operations in Germany.  For the year ended December 31, 2018, gain/loss on the sale of international business, net represents adjustments from the 2017 sale of Amneal Pharma Pty Ltd subsidiary, which comprised substantially all of the Company's operations in Australia and from the sale of our Amneal Nordic ApS and Amneal Pharma Spain S.L. subsidiaries, which comprised substantially all of the Company's operations in Spain and Scandinavia.